										EXHIBIT 99
Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Revenues (2)
	Q1	Q2	Q3	Q4	FY
2016	143,134	154,918	188,390	258,915	745,357
2017	140,282	152,976	181,713

	Operating Profit (Loss) (2)
	Q1	Q2	Q3	Q4	FY
2016	(2,889)	1,684	13,478	31,101	43,374
2017	(2,438)	2,164	7,430

	Interest (Income) Expense (2)
	Q1	Q2	Q3	Q4	FY
2016	454	375	285	260	1,374
2017	415	461	423

	Other (Income) Expense (2)
	Q1	Q2	Q3	Q4	FY
2016	62	(231)	458	548	837
2017	(682)	(296)	40

	Income (Loss) Before Taxes (2)						Effective Income Tax Rate (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(3,405)	1,540	12,735	30,293	41,163	2016	36.9%	37.4%	31.4%	38.5%	36.4%
2017	(2,171)	1,999	6,967			2017	37.5%	38.0%	38.9%

	Net Income (Loss) (2)
	Q1	Q2	Q3	Q4	FY
2016	(2,148)	964	8,732	18,631	26,179
2017	(1,357)	1,239	4,259

	Depreciation, depletion and amortization expense (2)
	Q1	Q2	Q3	Q4	FY
2016	1,154	1,405	1,494	2,173	6,226
2017	1,308	1,174	1,227

	Capital Expenditures (2)
	Q1	Q2	Q3	Q4	FY
2016	1,838	1,217	1,337	1,610	6,002
2017	1,225	1,174	1,967

	Net cash provided by (used for) operating activities from continuing operations (2)
	Q1	Q2	Q3	Q4	FY
2016	3,731	15,103	15,673	28,056	62,563
2017	(22,161)	5,900	8,561

	Net cash provided by (used for) investing activities from continuing operations (2)
	Q1	Q2	Q3	Q4	FY
2016	(1,791)	(1,198)	(1,337)	(1,599)	(5,925)
2017	(1,220)	(1,158)	(1,967)

Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities from continuing operations (1) (2)
	Q1	Q2	Q3	Q4	FY
2016	1,940	13,905	14,336	26,457	56,638
2017	(23,381)	4,742	6,594

	Net cash provided by (used for) financing activities from continuing operations (2)
	Q1	Q2	Q3	Q4	FY
2016	(16,595)	(11,656)	(13,221)	(20,365)	(61,837)
2017	17,263	(4,701)	(8,815)

	Dividends Paid to NACCO Industries, Inc.
	Q1	Q2	Q3	Q4	FY
2016	10,000	—	—	32,000	42,000
2017	3,000	—	35,000

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2016	51,770	40,314	27,079	38,714	38,714
2017	58,978	54,276	80,462

	Equity (2)
	Q1	Q2	Q3	Q4	FY
2016	70,153	69,766	78,375	65,268	65,268
2017	61,534	62,961	32,299

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	On September 29, 2017, NACCO Industries, Inc. (“NACCO”, ticker symbol NC) spun-off Hamilton Beach Brands Holding Company ("the Company” or “HBBHC”).

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	115,740	127,054	157,264	205,112	605,170	2016	(6.1)%	(1.9)%	(3.7)%	0.1%	(2.5)%
2017	114,154	127,574	153,592			2017	(1.4)%	0.4%	(2.3)%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,158	25,620	35,029	46,607	128,414	2016	18.3%	20.2%	22.3%	22.7%	21.2%
2017	22,615	27,128	35,023			2017	19.8%	21.3%	22.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,091	20,924	20,630	22,736	85,381	2016	18.2%	16.5%	13.1%	11.1%	14.1%
2017	21,833	21,964	26,022			2017	19.1%	17.2%	16.9%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	67	4,696	14,399	23,871	43,033	2016	0.1%	3.7%	9.2%	11.6%	7.1%
2017	782	5,164	9,001			2017	0.7%	4.0%	5.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	426	323	231	185	1,165
2017	380	382	343

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	43	(247)	442	532	770
2017	(700)	(310)	26

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(402)	4,620	13,726	23,154	41,098	2016	35.1%	36.5%	30.7%	37.9%	35.4%
2017	1,102	5,092	8,632			2017	37.5%	37.3%	39.2%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(261)	2,934	9,511	14,373	26,557
2017	689	3,195	5,245

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	799	1,051	1,183	1,648	4,681
2017	1,026	900	960

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	86,872	78,058	84,622	95,088	95,088
2017	90,132	87,789	101,323

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	1,280	1,010	998	1,526	4,814
2017	972	967	1,738

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	13,013	17,055	14,468	14,195	58,731
2017	(11,476)	7,522	7,546

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,280)	(995)	(998)	(1,515)	(4,788)
2017	(967)	(951)	(1,738)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	11,733	16,060	13,470	12,680	53,943
2017	(12,443)	6,571	5,808

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(10,595)	(13,814)	(12,313)	(15,115)	(51,837)
2017	14,863	(6,501)	(8,215)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	—	—	—	32,000	32,000
2017	—	—	35,000

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	47,770	34,156	21,829	38,714	38,714
2017	53,578	47,076	73,862

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	50,592	52,176	61,567	44,058	44,058	2016	36.5%	38.6%	42.9%	51.1%	51.1%
2017	45,511	48,895	19,077			2017	54.2%	55.1%	53.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	222	220	221	223	223	2016	128	130	149	244	651
2017	208	209	209			2017	128	124	137

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	28,383	28,634	32,895	54,439	144,351
2017	26,665	25,868	28,644

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	12,944	12,673	15,032	24,742	65,391	2016	45.6%	44.3%	45.7%	45.4%	45.3%
2017	11,903	11,695	13,093			2017	44.6%	45.2%	45.7%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	15,834	15,684	15,953	17,544	65,015	2016	55.8%	54.8%	48.5%	32.2%	45.0%
2017	15,182	14,703	14,674			2017	56.9%	56.8%	51.2%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,890)	(3,011)	(921)	7,198	376	2016	(10.2)%	(10.5)%	(2.8)%	13.2%	0.3%
2017	(3,279)	(3,008)	(1,581)			2017	(12.3)%	(11.6)%	(5.5)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	28	52	54	75	209
2017	35	79	80

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	19	16	16	16	67
2017	18	14	14

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,937)	(3,079)	(991)	7,107	100	2016	36.4%	36.5%	27.6%	41.1%	n.m.
2017	(3,332)	(3,101)	(1,675)			2017	35.7%	36.5%	31.0%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(1,868)	(1,954)	(717)	4,184	(355)
2017	(2,143)	(1,970)	(1,155)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	355	354	311	525	1,545
2017	282	274	267

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	20,496	20,397	20,347	16,413	16,413
2017	21,863	19,183	18,085

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	558	207	339	84	1,188
2017	253	207	229

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	(9,282)	(1,952)	1,206	13,861	3,833
2017	(10,685)	(1,622)	1,017

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(511)	(203)	(339)	(84)	(1,137)
2017	(253)	(207)	(229)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(9,793)	(2,155)	867	13,777	2,696
2017	(10,938)	(1,829)	788

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(6,000)	2,158	(908)	(5,250)	(10,000)
2017	2,400	1,800	(600)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	10,000	—	—	—	10,000
2017	3,000	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	4,000	6,158	5,250	—	—
2017	5,400	7,200	6,600

	Equity
	Q1	Q2	Q3	Q4	FY
2016	19,882	17,928	17,210	21,394	21,394
2017	16,252	14,282	13,126

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.